                                                                   Exhibit 10.30



                                                                       EXHIBIT N

                                SWING LINE NOTE

$10,000,000.00                                                  Atlanta, Georgia
                                                                   June 21, 2001

       For value received, CADMUS COMMUNICATIONS CORPORATION, a Virginia corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), for the account of its Lending Office, the principal sum of Ten Million and No/100 Dollars ($10,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Swing Line Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Line Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

       All Swing Line Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Credit Agreement.

       This Note is the Swing Line Note referred to in the Amended and Restated Credit Agreement dated as of June 21, 2001 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, N.A., as Agent, Bank of America, N.A., as Documentation Agent and First Union National Bank, as Syndication Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

       The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

       The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

       IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                             CADMUS COMMUNICATIONS CORPORATION

                             By:_________________________________________ (SEAL)
                                David E. Bosher, Senior Vice President and CFO

                   SWING LINE LOANS AND PAYMENTS OF PRINCIPAL
______________________________________________________________________________

                                         Amount of
                Interest    Amount of    Principal     Maturity      Notation
     Date        Rate         Loan        Repaid         Date         Made By
  ----------   ---------   ----------  ------------  -----------     ---------

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


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                                      N-3